                                                SCHEDULE 14A
                                               (RULE 14a-101)

                                  INFORMATION REQUIRED IN PROXY STATEMENT

                                          SCHEDULE 14A INFORMATION
                              PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                                      SECURITIES EXCHANGE ACT OF 1934

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                                         THE FIRST BANCSHARES, INC.
             ----------------------------------------------------------------------------------
                              (Name of Registrant as Specified In Its Charter)

             ----------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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The First Bancshares, Inc.

Notice of Annual Meeting of Shareholders
to be held on April 24, 2003

Dear Fellow Shareholder:

        We cordially invite you to attend the 2003 Annual Meeting of Shareholders of The First Bancshares, Inc., the holding company for The First National Bank of South Mississippi (our Hattiesburg bank) and The First National Bank of the Pine Belt (our Laurel bank). At the meeting, we will report on our performance in 2002 and answer your questions. We are excited about our accomplishments in 2002 and look forward to discussing both our accomplishments and our plans with you. We hope that you can attend the meeting and look forward to seeing you there.

        This letter serves as your official notice that we will hold the meeting on Thursday, April 24, 2003, at 5:00 p.m. at our main office located at 6480 U.S. Highway 98 West, Hattiesburg, Mississippi 39402 for the following purposes:

         1.       To elect eight (8) members to the Board of Directors; and

         2.       To transact any other business that may properly come before the meeting or any adjournment of the meeting.

        Management knows of no other matters that may properly be, or which are likely to be, brought before the meeting.

        Shareholders owning our common stock at the close of business on March 6, 2003, are entitled to attend and vote at the meeting. A complete list of these shareholders will be available at the company’s offices prior to the meeting.

        Please use this opportunity to take part in the affairs of your company by voting on the business to come before this meeting. Even if you plan to attend the meeting, we encourage you to complete and return the enclosed proxy to us as promptly as possible.

                                                               By Order of the Board of Directors,

                                                                /s/ David E. Johnson

                                                               David E. Johnson
                                                               Chairman and Chief Executive Officer
Dated and Mailed on or about March 19, 2003
Hattiesburg, Mississippi

The First Bancshares, Inc.
6480 U.S. Highway 98 West
Hattiesburg, Mississippi 39402

Proxy Statement for Annual Meeting of
Shareholders to be Held on April 24, 2003

INTRODUCTION

Date, Time, and Place of Meeting

        The Annual Meeting of Shareholders of The First Bancshares, Inc. (the “Company”) will be held at the main office of the Company located at 6480 U.S. Highway 98 West, Hattiesburg, Mississippi, on Thursday, April 24, 2003, at 5:00 p.m., local time, or any adjournment(s) thereof (the “Meeting”), for the purpose of considering and voting upon the matters set out in the foregoing Notice of Annual Meeting of Shareholders. This Proxy Statement is furnished to the shareholders of the Company in connection with the solicitation by the Board of Directors of proxies to be voted at the Meeting.

        The mailing address of the principal executive office of the Company is Post Office Box 15549, Hattiesburg, Mississippi, 39404-5549.

        The approximate date on which this Proxy Statement and form of proxy are first being sent or given to shareholders is March 19, 2003.

Record Date; Voting Rights; Vote Required

        The record date for determining holders of outstanding stock of the Company entitled to notice of and to vote at the Meeting is March 6, 2003 (the “Record Date”). Only holders of the Company’s common stock of record on the books of the Company at the close of business on the Record Date are entitled to notice of and to vote at the Meeting or at any adjournment or postponement thereof. As of the Record Date, there were 1,165,165 shares of the Company’s common stock issued and outstanding, each of which is entitled to one vote.

        In the election of directors, the eight (8) nominees for director receiving a plurality of the votes cast at the Meeting, in person or by proxy, shall be elected. This means the eight (8) nominees receiving the highest number of votes will be elected. Any other matters that properly come before the Meeting will be decided by a majority of votes cast, unless a different vote is required by law, the Articles of Incorporation, or the Bylaws. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the Meeting.

Proxies

        Shares of common stock represented by properly executed proxies, unless previously revoked, will be voted at the Meeting in accordance with the directions therein. If no direction is specified, such shares will be voted FOR each nominee listed below under “Election of Directors” and in the discretion of the person named in the proxy with respect to any other business that may come before the Meeting. We are not aware of any other matter to be considered at the Annual Meeting other than those listed in the Notice of Annual Meeting of Shareholders.

        A proxy may be revoked by a shareholder at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. A proxy shall be suspended if the shareholder is present and elects to vote in person.

ELECTION OF DIRECTORS

Membership on the Board of Directors

The Board of Directors is divided into three classes with staggered terms, so that the terms of only approximately one-third of the Board members expire at each annual meeting. The current terms of the Class II directors will expire at the Meeting. The terms of the Class III directors will expire at the 2004 Annual Shareholders’ Meeting. The terms of the Class I directors will expire at the 2005 Annual Shareholders’ Meeting. Our directors and their classes are:

                Class I                                 Class II                                Class III
                -------                                 --------                                ---------
            Perry E. Parker                         David E. Johnson                      David W. Bomboy, M.D.
             Ted E. Parker                           Trent A. Mulloy                         E. Ricky Gibson
           Dennis L. Pierce                          Dawn T. Parker                          Fred A. McMurry
         J. Douglas Seidenburg                     Andrew D. Stetelman                  M. Ray (Hoppy) Cole, Jr.
         John J. McGraw, M.D.
              A. L. Smith
Nominees for Class II Director

At the Meeting, shareholders will elect six (6) nominees as Class II directors to serve a three-year term, expiring at the 2006 Annual Meeting of Shareholders, or until their successors are elected and qualified. The nominees for Class II directors are listed below. Each nominee, except Ralph T. Simmons and Charles R. Lightsey, currently serves as a Class II director.

                                                  Class II
                                                  --------
                                              David E. Johnson
                                              Trent A. Mulloy
                                               Dawn T. Parker
                                            Andrew D. Stetelman
                                              Ralph T. Simmons
                                           Charles R. Lightsey
Nominees for Class I Director and Class III Director

Shareholders will also elect one (1) nominee as Class III director to serve a one year term, expiring at the 2004 Annual Meeting of Shareholders, or until his successor is elected and qualified; as well as one (1) nominee for Class I director to serve a two year term, expiring at the 2005 Annual Meeting of Shareholders, or until his successor is elected and qualified. Nominees for Class I and Class III directors are listed below:

                               Class I                               Class III
                               -------                               ---------
                         Gregory H. Mitchell                  Gerald Claiborne Patch
Set forth below is certain information about the nominees:

        David E. Johnson, 49, is the President, Chief Executive Officer, and Chairman of the Board of the Company. Mr. Johnson, a native of Laurel, Mississippi, received a B.S. degree in Agricultural Economics in 1975 and an M.B.A. degree, with emphasis in Finance, in 1977 from Mississippi State University. In 1990, he graduated from the University of Oklahoma Commercial Lending and Graduate School. Mr. Johnson has completed various OMEGA lending courses and has taught a course at the University of Mississippi School of Banking. From 1993 to 1994, he served as chairman of the Southern Mississippi Group of Robert Morris & Associates. From 1987 to 1995, Mr. Johnson was with Sunburst Bank, now merged with Union Planters National Bank, as senior lender for the Hattiesburg branch and later as senior lender and credit administrator for southern Mississippi. He was responsible for approving loans and maintaining the credit quality of a $250 million portfolio of consumer, mortgage, and commercial loans. Currently, he is a member of First Baptist Church of Hattiesburg, the Hattiesburg Racquet Club, and a director of the Hattiesburg Rotary Club. He is a Director of the New Orleans Branch of the Atlanta Federal Reserve Bank, has served as a Director of the Area Development Partnership, and is on the Advisory Board for the Business School at the University of Southern Mississippi. He is a National Director of the Independent Community Bankers of America. Mr. Johnson has also headed the Lamar County Chamber of Commerce. Mr. Johnson was born in Laurel, Mississippi in 1953. Mr. Johnson has been a director of the Company since 1995 and is also a director of both our Hattiesburg bank and our Laurel bank.

        Trent A. Mulloy, 31, is a native of Laurel, Mississippi and is the fourth generation of his family to work in the family-owned, Laurel Machine and Foundry Company. He was promoted to vice president in the first quarter of 1997 at Laurel Machine and Foundry Company. Mr. Mulloy is a member of the One Hundred Club of Jones County and attends St. John's Episcopal Church in Laurel, Mississippi. He is also serving as the Secretary of the Board for First National Bank of the Pine Belt. Mr. Mulloy is also a member of the following professional societies: BIPEC, the Mississippi Economic Council, the Mississippi Manufacturer's Association, and the American Foundrymen's Society. Mr. Mulloy graduated with a B.A. degree from the University of the South in Sewanee, Tennessee.

        Dawn T. Parker, 54, earned a B.A. degree from Vanderbilt University in 1970. Prior to 1985, Ms. Parker was the president and general manager of Terra Firma Corporation, a rental and land management company in Hattiesburg, Mississippi. In addition, she has owned and operated a commercial art and sign company, Creative Services, located in Hattiesburg, and has been a partner in H.P. Cattle Co., located in Sumrall, Mississippi, for more than ten years. Ms. Parker is also president of Clear Run Cattle Co., Inc., a cattle feeding company, and vice president of First Choice Feeders, LP, a cattle feeding operation and land holding company in Abilene, Texas. Ms. Parker is a member of the Sumrall United Methodist Church and has served on the Lamar County Education Foundation Board of Directors. She was born in 1948 in Hattiesburg, Mississippi. Ms. Parker has been a director of the Company since 1995 and is also a director of our Hattiesburg bank.

        Andrew D. Stetelman, 42, is the third generation of his family in London and Stetelman Realtors. He graduated from the University of Southern Mississippi in 1983. He has served in many capacities with the National and Hattiesburg Board of Realtors, and is past president and the Realtor of the Year in 1992 of the Hattiesburg Board of Realtors. He presently serves as the chairman of the Hattiesburg Convention Center, is an ambassador for the Area Development Partnership, and is a member of the Kiwanis International. Mr. Stetelman was born in 1960 in Hattiesburg, Mississippi. Mr. Stetelman has been a director of the Company since 1995 and is also a director of our Hattiesburg bank.

        Ralph T. Simmons, 70, is a retired vice president of Sunbeam-Oster Corporation, where he was employed from 1963 to 1995 as credit manager, assistant treasurer, and vice president. Mr. Simmons has served as chairman of the deacons of the First Baptist Church of Laurel, chairman of the Salvation Army, Chairman of the Red Cross, chairman of the FBLA/PBL Foundation, president of the University of Southern Mississippi World Wide Alumni District of Kiwanis International, and moderator of the Jones County Baptist Association. Mr. Simmons is also on the board of directors of the University of Southern Mississippi Foundation. Mr. Simmons is a native of Laurel, Mississippi and graduated from the University of Southern Mississippi with a B.S. degree. Mr. Simmons was a director of the Company from 1998 to 2002 and is also a director of our Laurel bank.

        Charles R. Lightsey, 63, owns his own business as a Social Security Disability Representative. Mr. Lightsey worked with the Social Security Administration for 39 years, serving as District Manager of the Laurel Office for 32 years. He is a recipient of The Commissioner’s Citation, the highest accolade accorded by the SSA. His community involvement includes serving as a former deacon of the First Baptist Church of Laurel, member and Board of Directors of the Laurel Kiwanis Club, president of the Laurel-Jones County Council on Aging, member of the Pine Belt Mental Health Association Council and Chairman of the Federal, State and Local Government United Way. He received his degree in Management and Real Estate from the University of Southern Mississippi in 1961. Mr. Lightsey is also a director of our Laurel bank, serving as the Treasurer of the Board.

        Gerald Claiborne Patch, 49, is a lawyer in the firm of Stewart, Burks & Carroll in Picayune, Mississippi. Prior to his association with Stewart, Burks & Carroll in February, 2002, Mr. Patch served as President of Ozark Laundry, Inc. in Branson, Missouri, doing wet garment processing for clothing manufacturers. He serves as attorney for the School Board of Picayune Memorial High School; he is a member of the advisory board of Coast Electric Power Association; and serves on the Millbrook Golf & Country Club Board of Directors. Mr. Patch formerly served as a City Judge of Poplarville, Mississippi, and was elected member of Picayune City Council and Picayune Chamber of Commerce Board of Directors. Mr. Patch is a graduate of Picayune Memorial High School, a graduate of Mississippi State University with a B.S. Degree in Business Management, and is a 1978 graduate of University of Mississippi Law School. Mr. Patch currently serves on the Picayune Advisory Board of Directors of The First National Bank of South Mississippi.

        Gregory H. Mitchell, 62, serves as the Mayor of Picayune, Mississippi, and also serves as procurement manager for Mississippi Space Services at Stennis Space Center. Mr. Mitchell is a member of Salem Baptist Church, the National Management Association (NMA), the Board of Trustees for Pearl River Community College, the Board of Directors for the Picayune Chamber of Commerce; the Field Advisory Council, Division of Housing and Urban Development; and the Executive Committee, Mississippi Municipal League. Mr. Mitchell currently serves on the Picayune Advisory Board of Directors of The First National Bank of South Mississippi.

        Unless authority is expressly withheld, the proxy holder will vote the proxies received by him for the nominees for director listed above. Although each nominee has consented to being named in the Proxy Statement and to serve if elected, if any nominee should, prior to the Meeting, declare or become unable to serve as a director, the proxies will be voted by the proxy holder for such other persons as may be designated by the present Board of Directors.

The Board of Directors Unanimously Recommends that Shareholders
Vote for the Election of all the Nominees.

Information About Class I and III Directors and Executive Officers

        Set forth below is also information about each of the Company's other directors and each of its executive officers.

        Perry Edward Parker, 37, graduated from Pearl River Junior College in 1983 and the University of Southern Mississippi in 1985. He graduated from the University of Chicago Graduate School of Business in 1989 with an M.B.A. in Finance. While attending school in Chicago he worked for Goldman Sachs & Company on the Chicago Mercantile Exchange. Mr. Parker became a member of the Exchange in 1990. In 1991, he became a currency option trader for Goldman Sachs & Company. In 1995 Mr. Parker became employed by Deutsche Bank in London. In 1998 he relocated to New York and in January, 2001 he assumed his current position as Managing Director in charge of Foreign Exchange Trading in New York. Mr. Parker has been a director of the Company since 1995.

        Ted E. Parker, 43, attended the University of Southern Mississippi and served as a licensed commodity floor broker at the Chicago Mercantile Exchange. He has been in the stocker-grazer cattle business for the past 20 years and is the owner of Highlander Laundry Center. He was selected as Lamar County Young Farmer and Rancher for 1993 and served as a board member of Farm Bureau Insurance. He is a member of the National Cattlemen’s Association, the Texas Cattle Feeders Association, and the Seminary Baptist Church. Mr. Parker was born in 1960 in Hattiesburg, Mississippi. Mr. Parker has been a director of the Company since 1995 and is also a director of our Hattiesburg bank.

        Dennis L. Pierce, 45, is president of Dennis Pierce, Inc., a real estate development company in Hattiesburg, Mississippi, and the owner and president of PierCon, Inc. of Hattiesburg, a general contracting firm. Through PierCon, Mr. Pierce is responsible for several commercial construction jobs, and he is also involved in numerous commercial ventures. Mr. Pierce is a director and national representative of the Hattiesburg Homebuilders Association, and a director of the North Lamar Water Association. Since 1995, he has been a member and broker with the Hattiesburg Board of Realtors. He attended the University of Southern Mississippi. He was born in 1957 in Hattiesburg, Mississippi. Mr. Pierce has been a director of the Company since 1995 and is also a director of our Hattiesburg bank.

        J. Douglas Seidenburg, 43, is the owner and president of Molloy-Seidenburg & Co., P.A. He has been a CPA for more than 18 years. Mr. Seidenburg is involved in many civic, educational, and religious activities in the Jones County area. Past activities include serving as president of the Laurel Sertoma Club, president of the University of Southern Mississippi Alumni Association of Jones County, one of the founders of First Call for Help, a local United Way Agency started in 1990, treasurer of St. John's Day School, director of Leadership Jones County and Future Leaders of Jones County. Mr. Seidenburg is a graduate of the University of Southern Mississippi, where he earned a B.S. degree in Accounting. Mr. Seidenburg has been a director of the Company since 1998 and is also a director of our Laurel bank.

        John J. McGraw, M.D., 52, is a resident of Ellisville, Mississippi. He graduated from William Carey College in 1972 and earned his MD degree from University of Mississippi School of Medicine in 1978. He completed his orthopedic surgery residency in 1985. Dr. McGraw served in the U.S. Air Force in active duty from 1980-1987. He was Lt. Colonel in the Air National Guard, Aerospace Medicine, in Meridian, Mississippi from 1995-2000. He is an orthopedic surgeon and partner in Laurel Bone & Joint Clinic and also serves as Team Physician for Jones County Junior College. He is the past president of the William Carey College Alumni Association, past president of Outstanding Alumnus, and he served on the Board of Trustees of William Carey College from 1998-2000. Dr. McGraw also served as interim pastor for West Ellisville Baptist Church from 1998- 1999. He is a member of the Mississippi Singing Churchmen as well as Doctors’ Four (gospel quartet). He served as president of the National Baptist Medical-Dental Fellowship in 1993 and the Program Chair in 1992 and 1999. In 2000, he was appointed by Lt. Gov. Tuck to the Mississippi Health Care Trust Fund Board. He is a diplomat, American Board of Orthopaedic Surgeons; a Fellow, American Academy of Orthopaedic Surgeons; and a past President of the Mississippi Orthopaedic Society. He serves on the MS State Medical Society PAC Board and served as a Councilor for Mississippi, Southern Orthopaedic Association from 1994 to 1999, and has served on the Board of Trustees since 1999. He is currently Treasurer-elect of the SOA with his term as Treasurer beginning August 2003. He currently serves as Vice President for South MS Medical Society and is a clinical instructor for University Medical Center, Dept. of Orthopaedic Surgery. He served as Chief of Surgery, South Central Regional Medical Center in 1995. Dr. McGraw has served as a director of the Laurel Bank since 1998.

        A. L. "Pud" Smith, 74, was born in 1929 in Brooklyn, Mississippi. Before attending the University of Southern Mississippi, Mr. Smith was in the military. He entered the petroleum business in 1960, starting with a service station, and today he is owner and manager of A.L. Smith Oil Company, Inc., a wholesale and retail petroleum products company. Mr. Smith's community activities range from being the Mayor of the City of Lumberton, past president of the Jaycee's, past president of the Lion's Club, and a member of the Rotary Club (a Paul Harris Fellow). He is an active member of the First Baptist Church of Lumberton where he is a deacon and has been a member of the finance committee for 30 years. Mr. Smith has been a director of the Company since 1995 and is also a director of our Hattiesburg bank.

        William M. Renovich, Jr., 55, is the Executive Vice President of the Company and the President and Chief Executive Officer of our Laurel bank. He graduated from the University of Mississippi in 1970 with a B.B.A. and in 1972 with a Masters of Urban and Regional Planning. Mr. Renovich began his banking career in 1979 with the Bank of Laurel, serving as an assistant vice president. After leaving the Bank of Laurel in 1984, he joined Deposit Guaranty National Bank where he served as vice president and commercial lender and later as senior vice president and senior commercial lender. In 1988, Mr. Renovich was named community bank president of Deposit Guaranty Laurel where he was responsible for all business development, commercial loans, and overall management of five Deposit Guaranty National Bank locations in Jones County. He has been active in numerous civic organizations, including the Economic Development Authority of Jones County, the Rotary Club, the American Heart Association, the Laurel Downtown Association, the Mississippi Bankers Association, the American Red Cross, the Salvation Army, the United Way, and the Ole Miss Alumni Board of Directors. Mr. Renovich is a member of the Westminster Presbyterian Church and is a native of Meridian, Mississippi.

        David W. Bomboy, M.D., 56, is a lifelong resident of Hattiesburg, Mississippi. He graduated with honors in Pre-Medicine from the University of Mississippi in 1968 and earned an M.D. degree from the University of Mississippi Medical Center in 1971. Dr. Bomboy completed his orthopedic surgical training at the University of Mississippi in 1976. He is a board-certified orthopedic surgeon and has practiced orthopaedics in southern Mississippi for more than 20 years. Dr. Bomboy is a member of the Mississippi State Medical Association, the American Medical Association, and served as past president of the Mississippi Orthopedic Society. He is the past president of the Methodist Hospital Medical Staff. Dr. Bomboy has been a director of the Company since 1995 and is also a director of our Hattiesburg bank.

        E. Ricky Gibson, 46, has been president and owner of N&H Electronics, Inc., a wholesale electronics distributor, since 1988 and of Mid South Electronics, a wholesale consumer electronics distributor, since 1993. He is active in the Parkway Heights United Methodist Church. Mr. Gibson has been a director of the Company since 1995 and is also a director of our Hattiesburg bank.

        Fred A. McMurry, 38, is a lifetime resident of the Oak Grove area. He is currently President and General Manager of Havard Pest Control, Inc. with 19 years of experience in this family-owned business. He also serves on the Advisory Board of the Mississippi Pest Control Association. In addition, he is President of West Oaks, LLC and Vice President of Oak Grove Land Company, Inc. Mr. McMurry has been a director of the Company since 1995 and is also a director of our Hattiesburg bank.

        M. Ray (Hoppy) Cole, 41, currently serves as an Executive Vice President of The First National Bank of South Mississippi. Prior to joining the bank in September of 2002, Mr. Cole was Secretary/Treasurer and Chief Financial Officer of the Headrick Companies, Inc. for eleven years. Mr. Cole began his career with The First National Bank of Commerce in New Orleans, Louisiana and held the position of Corporate Banking Officer from 1985-1988. In December of 1988, Mr. Cole joined Sunburst Bank in Laurel, Mississippi serving as Senior Lender and later as President. Mr. Cole graduated from the University of Mississippi where he earned a Bachelor's and Master's Degree in Business Administration. Mr. Cole also attended the Stonier Graduate School of Banking at the University of Delaware. Mr. Cole served as a director of Company from 1998 to 1999, and then from 2001 through the present. He is also currently a director of our Laurel Bank.

        David O. Thoms, Jr., 58, serves as Senior Vice President and Chief of Operations for The First Bancshares, Inc., The First National Bank of South Mississippi, Hattiesburg, Mississippi and First National Bank of the Pine Belt, Laurel, Mississippi. Mr. Thoms received a BS in General Business from Mississippi State University. Mr. Thoms worked as a state Bank Examiner prior to beginning his banking career in 1969 with Commercial National Bank and Trust Company (now known as Trustmark National Bank) in Laurel, Mississippi, where he served as Vice President and Cashier and was in charge of all phases of operations. Prior to joining the Hattiesburg bank in 1998, Mr. Thoms was co-owner of Builders Supply Company of Hattiesburg, Inc. from June of 1990 through December of 1997 and Thoms Accounting Service from February 1997 through April of 1998. Mr. Thoms spent 27 years in the Mississippi Army National Guard, retiring in 1993 as a Lt. Colonel-Transportation Corp.

Family Relationships

        Perry E. Parker and Ted E. Parker are brothers and both are related to Dawn T. Parker through marriage. David W. Bomboy is related to Dawn T. Parker through Dr. Bomboy's wife who is a first cousin of Ms. Parker. Except for the preceding relationships, no other family relationships exist between any Director, Executive Officer, or nominee for Director.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of the Board of Directors

        During 2002, each director of the Company received $75.00 for each meeting that was attended. Directors of The First National Bank of South Mississippi received $75.00 for each meeting that was attended and Directors of First National Bank of the Pine Belt received $100.00 for each meeting that was attended. Directors of the Corporation and both banks received $25.00 for each committee meeting that was attended. If a director did not attend a meeting, a fee was not received. Normally, Board meetings are held once monthly and committee meetings are held on an as needed basis. On March 18, 1997 directors of the Company were granted options to purchase a total of 64,966 shares of stock at $10.00 per share under The First Banchares, Inc. 1997 Stock Option Plan. One- third of the total granted vested and became exercisable on March 18, 1998; one-third of the total vested and became exercisable on March 18, 1999; and the remaining one-third of the total vested and became exercisable on March 18, 2000. Options were also granted to key employees under The First Banchares, Inc. 1997 Stock Option Plan.

        On May 27, 1999 directors of the Company and senior management were granted options to purchase 65,748 shares of stock at $15.00 per share under The First Bancshares, Inc. 1999 Stock Incentive Plan. Options were also granted to directors of Laurel Bank who were not Company directors, as well as key employees of both banks. One-third of the total vested and became exercisable on April 15, 2000; one-third of the total vested and became exercisable on April 15, 2001, and the remaining one-third of the total vested and became exercisable on April 15, 2002.

Compensation of Executive Officers

        The following table shows the cash compensation paid by the Company or its subsidiaries to its Chief Executive Officer and President and for its Executive Vice President for the years ended December 31, 2000 through 2002. No other executive officers of the Company or its subsidiaries earned total annual compensation, including salary and bonus, in excess of $100,000 in 2002.

Summary Compensation Table

                                                                         Other Annual  Restricted   Securities            All Other
                                                                         Compensation    Stock      Underlying    LTIP    Compensa-
Name & Principal Position                   Year   Salary ($)  Bonus ($)   ($)(1)      Award(s)($)  Option(#)  Payout($)  tion($)
-------------------------                   ----   ----------  --------- ------------  -----------  ---------- ---------  ---------

David E. Johnson
 President and Chief Executive Officer      2002    $111,275     $31,788       0             0          0          0          0
                                            2001      99,672      20,971       0             0          0          0          0
                                            2000      95,604      36,702       0             0          0          0          0

William M. Renovich, Jr.                    2002     $91,194     $10,000       0             0          0          0          0
 Executive Vice President                   2001      90,176       9,018       0             0          0          0          0
                                            2000      88,709       9,018       0             0          0          0          0
Option Grants

        No stock options were granted during 2002 to the executive officers named in the Summary Compensation Table.

Option Exercises and Year End Values

        The following table provides information as to the options exercised during 2002, and the unexercised options to purchase the Company's common stock previously granted to the executive officers named in the Summary Compensation Table and held by them at the end of 2002.

                                 OPTIONS EXERCISED IN 2002 AND YEAR END OPTION VALUE

                                                                             Number of
                                                                        Securities Underlying
                            Shares Acquired on                            Unexercised Options             Value of Unexercised
                                 Exercise            Value               At Year End (#)(1)               In the Money Options
      Name                       in 2002 (#)      Realized ($)        Exercisable/Unexercisable           At Year End ($)(1)(2)
--------------------------  ------------------    ------------        -------------------------          -----------------------

David E. Johnson                    0                  0                      58,261/0                          $  286,743
   President and Chief
   Executive Officer

William M. Renovich, Jr.            0              $   0                      12,438/0                           $  31,095
     Executive VP

(1)      All stock options granted under the 1997 Stock Option Plan are vested and exercisable as follows:  one-
         third of the options granted were exercisable on 3-18-98; one-third of the options granted were exercisable on 3-18-99; one-third of the options granted were exercisable on 3-18-2000.  All stock options granted under the 1999 Stock Incentive Plan are vested and exercisable as follows:  one-third of the options granted were exercisable on 4-15-2000; one-third of the options were exercisable on 4-15-2001; and the remaining one-third of the options granted were exercisable on 4-15-02.

(2)      Based on the price at which recent sales have been made, of which the Board is aware, of $17.50.

Employment Agreements

        The Laurel bank has entered into an employment agreement with William M. Renovich, Jr. as its President and Chief Executive Officer, for a term which expires in January, 2005. Mr. Renovich is eligible under his employment agreement to participate in management incentive or long-term incentive programs and to receive annual cash bonus payments up to 20% of his base salary, based upon achievement criteria established by the Board of Directors, and subject to the discretion of the Board of Directors (with Mr. Renovich abstaining from the vote to determine his bonus).

        In the event that the Company terminates his employment without cause, the Company will be obligated to continue Mr. Renovich’s current monthly base salary for an additional 12 month period. In addition, after a change of control, Mr. Renovich will have the option of receiving, within thirty days of the change of control, a lump sum severance compensation equal to his current annual base salary plus any reimbursement of expenses due him under his agreement. Furthermore, the Company must remove any restrictions on his outstanding incentive awards so that all such awards vest immediately.

        The employment agreement provides that following termination of Mr. Renovich’s employment with the Company and for a period of twelve months thereafter, he may not (i) be employed in the banking business as a director, officer, or organizer, or promoter of, or consultant to, or acquire more than a 1% passive investment in, any financial institution within a radius of 50 miles from any office of the Laurel bank or the Company, (ii) solicit customers of the Company or its affiliates for the purpose of providing financial services, or (iii) solicit employees of the Company or its affiliates for employment.

                                               SECURITY OWNERSHIP OF CERTAIN
                                             BENEFICIAL OWNERS AND MANAGEMENT

Stock Ownership of Management

         The following table sets forth certain information regarding the beneficial ownership of common stock in the Company owned by the directors, nominees for director, and executive officers, as of March 6, 2003.

   Name and Address of                 Amount and Nature of          Right to
    Beneficial Owner                 Beneficial Ownership(1)        Acquire(2)      Percent of Class(3)
------------------------            -------------------------      -----------      -------------------

David W. Bomboy, M.D                         26,250                    4,450            2.63%
17 Brighton Court
Hattiesburg, MS 39402

M. Ray (Hoppy) Cole                           6,667                    1,715            0.71%
607 Briarwood Lane
Picayune, MS 39466

E. Ricky Gibson                              18,770                    4,450            1.99%
127 W. Canebrake Blvd
Hattiesburg, MS 39402

David E. Johnson                             22,191                   54,980            6.90%
108 Greenwood Place
Hattiesburg, MS 39402

Fred A. McMurry                              21,797                    4,450            2.25%
42 Johnie McMurry Rd
Hattiesburg, MS 39402

Trent A. Mulloy                              10,000                    1,715            1.00%
63 Northgate Drive
Laurel, MS 39440

Dawn T. Parker                               38,460                    4,450            3.68%
2406 Purvis-Oloh Road
Sumrall, MS 39482

Perry E. Parker                              42,917                    4,450            4.06%
22 W. 66th Street
New York, NY 10023

   Name and Address of                 Amount and Nature of          Right to
    Beneficial Owner                 Beneficial Ownership(1)        Acquire(2)      Percent of Class(3)
------------------------            -------------------------      -----------      -------------------

Ted E. Parker                                  12,500                   4,450           1.45%
165 Herbert Trigg Rd
Seminary, MS 39479

Dennis L. Pierce                               13,585                   4,450           1.54%
23 Liberty Place
Hattiesburg, MS 39402

William M. Renovich, Jr                         8,334                  12,438           1.78%
4 Bay Circle Drive
Laurel, MS 39440

J. Douglas Seidenburg                          10,000                   1,715           1.00%
18 Lakeland Drive
Laurel, MS 39440

A. L. Smith                                    11,000                   4,450           1.32%
P. O. Box 124
Lumberton, MS 39455

Andrew D. Stetelman                            11,252                   4,450           1.34%
104 Kirkwood Dr.
Hattiesburg, MS 39402

John J. McGraw, M.D                            10,000                   1,715           1.00%
18 Griffin Drive
Ellisville, MS 39437

David O. Thoms, Jr                              2,700                     250            .25%
45 Oak Crest Drive
Laurel, MS 39440

Ralph T. Simmons                               16,867                   1,715           1.59%
1808 7th Avenue
Laurel, MS 39440

Charles R. Lightsey                            10,200                   1,715           1.02%
2216 Old Bay Springs Road
Laurel, MS 39440

   Name and Address of                 Amount and Nature of          Right to
    Beneficial Owner                 Beneficial Ownership(1)        Acquire(2)      Percent of Class(3)
------------------------            -------------------------      -----------      -------------------

Gregory H. Mitchell                             NONE
1200 Third Avenue
Picayune, MS 39466

Gerald Claiborne Patch                          NONE
38 Eldridge Patch Road
Picayune, MS 39466

Executive Officers, Directors,                  293,490               118,008         35.51%
and Nominees as a group
--------------------

(1)      Includes shares for which the named person:
         -    has sole voting and investment power,
         -    has shared voting and investment power with a spouse, or
         -    holds in an IRA or other retirement plan program, unless otherwise indicated in these footnotes.

         Does not include shares that may be acquired by exercising stock options.

(2)      Includes shares that may be acquired within the next 60 days by exercising vested stock options but does not include any other stock options.

(3)      Determined by assuming the named person exercises all options which he or she has the right to acquire within 60 days, but that no other persons exercise any options.  Calculated based on 1,165,165 shares outstanding.
------------------
Stock Ownership of Principal Stockholders

        The following table sets forth certain information regarding the beneficial ownership of common stock in the Company owned by each person who is known to the Board of Directors to beneficially own five percent (5%) or more of the outstanding common stock as of March 6, 2003.

          Name and Address of                  Amount and Nature of                                 Percent of
            Beneficial Owner                   Beneficial Ownership         Right to Acquire         Class (%)
          -------------------                  --------------------         ----------------        -----------

Nick D. Welch                                         92,716                      1,715                8.10%
P. O. Box 6305
Laurel, MS 39441

ADDITIONAL INFORMATION CONCERNING DIRECTORS AND OFFICERS

Meetings of the Board of Directors

        During the year ended December 31, 2002, the Board of Directors of the Company held eleven meetings. All of the directors of the Company attended at least 75% of the aggregate of such Board meetings and the meetings of each committee on which they served, except: Perry E. Parker and Fred McMurry.

Committees of the Board of Directors

        The Company’s Board of Directors has appointed one committee which is the Nominating Committee. The Company does not have a Compensation Committee, however, the Hattiesburg bank and the Laurel bank each have a Personnel Committee, which performs the functions of a compensation committee.

        The Audit Committee of the Company is composed of the following members: E. Ricky Gibson, Dawn T. Parker, and J. Douglas Seidenburg. The Audit Committee met two times during the year ended December 31, 2002. On February 21, 2002, the Board adopted a written Audit Committee Charter, a copy of which is attached as Exhibit “A” hereto. The Audit Committee has the responsibility of reviewing the Company’s financial statements, evaluating internal accounting controls, reviewing reports of regulatory authorities, and determining that all audits and examinations required by law are performed. The Committee also recommends to the Board of the Company the appointment of the independent auditors for the next fiscal year, reviews and approves the auditor’s audit plans, and reviews with the independent auditors the results of the audit and management’s responses. The Audit Committee is responsible for overseeing the entire audit function and appraising the effectiveness of internal and external audit efforts for the Company. The Audit Committee reports its findings to the Board of Directors of the Company.

        The Personnel Committee of each bank is responsible for establishing the compensation plans for that bank. Its duties include the development with management of all benefit plans for employees of that bank, the formulation of bonus plans, incentive compensation packages, and medical and other benefit plans. The Personnel Committee of the Hattiesburg bank met two times during the year ended December 31, 2002, and the Personnel Committee of the Laurel bank met one time during the year ended December 31, 2002. The Personnel Committee of the Hattiesburg bank is composed of the following five members: Dawn T. Parker, David E. Johnson, A. L. Smith, E. Ricky Gibson and Fred A. McMurry. The Personnel Committee of the Laurel bank is composed of the following seven members: William M. Renovich, Jr., Michael Chancellor, Dr. David Rice, Ralph T. Simmons, Nick D. Welch, William Wells, and Jo Waites.

        The Nominating Committee is responsible for nominating individuals for election to the Company’s Board of Directors. Membership of the Nominating Committee changes annually. In 2002, the Nominating Committee met one time and consisted of David E. Johnson, David W. Bomboy and Dawn T. Parker. The Nominating Committee welcomes recommendations made by shareholders of the Company. Any recommendations for the 2004 Annual Shareholders’ Meeting should be made in writing addressed to the Nominating Committee at 6480 U.S. Highway 98 West (39402), Post Office Box 15549, Hattiesburg, Mississippi, 39404-5549 by February 3, 2004.

Report of the Audit Committee

         The Audit Committee of the Company has:

         -        Reviewed and discussed the audited financial statements with management of the Company.

         -        Discussed with the independent auditors the matters required to be discussed by SAS 61.

         -        Received the written disclosures and the letter from the independent auditors required by
                  Independence Standards Board Standard No. 1, and have discussed with the independent auditors the auditors' independence.

         -        Based on the review and discussions above, recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the last fiscal year for filing with the Securities and Exchange Commission.

         The Board of Directors has determined that the members of the Audit Committee are independent as defined in Rule 4200 of the National Association of Securities Dealers.

Members of the Audit Committee:

E. Ricky Gibson
Dawn T. Parker
J. Douglas Seidenburg
Certain Relationships and Related Transactions

        Officers, directors and 10% beneficial owners of the Company and its associates, including members of their families or corporations, partnerships, or other organizations in which such officers or directors have a controlling interest, are customers of the Hattiesburg bank and/or the Laurel bank and have transactions with the Banks in the ordinary course of business, and may continue to do so in the future. ___ All outstanding loans and commitments included in such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risk of collectibility or present other unfavorable features.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers, and beneficial owners of more than 10% to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock. Executive officers and directors are required by Securities and Exchange Commission Regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2002, all Section 16(a) filing requirements applicable to the Company’s executive officers and directors were complied with, except that Mr. David E. Johnson reported one transaction late, Mr. Perry E. Parker reported one transaction late, and Mr. E. Ricky Gibson reported one transaction late.

MISCELLANEOUS

Independent Public Accountants

        T. E. Lott & Company were the independent auditors for the Company during the year ending December 31, 2002, and will serve as the independent auditors to the Company for the year ending December 31, 2003. The Company expects a representative of this firm to attend the Meeting, to have the opportunity to make a statement if they desire to do so, and to be available to respond to appropriate questions from shareholders.

Audit Fees

        T.E. Lott & Company billed a total of $46,260 for the audit of the Company’s financial statements included in the annual report on Form 10-KSB for the year ended December 31, 2002, and the review of quarterly reports on Forms 10-Q filed during that year.

Other Fees

        T.E. Lott & Company billed a total of $18,335 for services during the year ended December 31, 2002, in connection with preparation of income and other tax returns, consultation concerning tax, accounting, and regulatory matters, and assistance with EDGAR filings. The Audit Committees have considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence.

Solicitation of Proxies

        The cost of soliciting proxies from shareholders will be borne by the Company. The initial solicitation will be by mail. Thereafter, proxies may be solicited by directors, officers and regular employees of the Company, by means of telephone, telegraph or personal contact, but without additional compensation therefor. The Company will reimburse brokers and other persons holding shares as nominees for their reasonable expenses in sending proxy soliciting material to the beneficial owners.

Proposals of Shareholders

        Any proposal of a shareholder to be presented for action at the Annual Meeting of Shareholders to be held in the year 2004 must be received at the Company’s principal executive office no later than November 19, 2003, if it is to be included in management’s proxy statement. To ensure prompt receipt by the Company, the proposal should be sent certified mail, return receipt requested. Proposals must comply with the Company’s bylaws relating to shareholder proposals and certain Securities and Exchange Commission Regulations in order to be included in the Company’s proxy materials.

        The Company’s proxy for the year 2004 meeting may confer discretionary authority to vote on any proposal of a shareholder to be presented for action at the Annual Meeting of Shareholders to be held in the year 2004 which is not received prior to February 3, 2004, at the Company’s principal executive office.

Annual Report

        The 2002 Annual Report to shareholders of the Company, including audited financial statements of the Company, is enclosed for the information of the shareholders. The Annual Report and financial statements are not a part of the proxy soliciting material.

                                                       EXHIBIT "A"

                                                THE FIRST BANCSHARES, INC.

                                                 AUDIT COMMITTEE CHARTER

I. GENERAL STATEMENT OF PURPOSE

         The Audit Committee of the Board of Directors (the "Audit  Committee") of the First Bancshares, Inc.
(the "Company") assists the Board of Directors (the "Board") in general oversight and monitoring of management's and the independent auditor's participation in the Company's financial reporting process and of the Company's procedures for compliance with legal and regulatory requirements. The primary objective of the
Audit  Committee in fulfilling these responsibilities is to promote and preserve the integrity of the Company's financial statements and the independence and performance of the Company's external independent auditor.

II.  AUDIT COMMITTEE COMPOSITION

         The Audit Committee shall consist of at least three members who shall be appointed annually by the
Board and shall satisfy the qualification requirements set forth in Rule 4200(a)(15) of the National Association of Securities Dealers ("NASD") listing standards. The Board shall designate one member of the Audit
Committee to be Chairman of the committee.

III. MEETINGS

         The Audit Committee generally is to meet at least one time per year in person or by telephone conference call, with any additional meetings as deemed necessary by the Audit  Committee.

IV.  AUDIT  COMMITTEE ACTIVITIES

         The principal activities of the Audit Committee will generally include the following:

         A. REVIEW OF CHARTER

                  - Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

         B. AUDITED FINANCIAL STATEMENTS AND ANNUAL AUDIT

                  - Review the overall audit plan (both external and internal) with the independent auditor and the members of management who are responsible for maintaining the Company's accounts and preparing the Company's financial statements, including the Company's Chief Financial
                  Officer and/or principal accounting officer or principal financial officer (the Chief Financial
                  Officer and such other officer or officers are referred to herein collectively as the "Senior
                  Accounting Executive").

                  - Review and discuss with management (including the Company's Senior Accounting
                  Executive) and with the independent auditor:

                           (i) the Company's annual audited financial statements, including any significant financial reporting issues which have arisen in connection with the preparation of such audited financial statements;

                           (ii) the adequacy of the Company's internal financial reporting controls that could significantly affect the integrity of the Company's financial statements;

                           (iii) major changes in and other questions regarding accounting and auditing principles and procedures; and

                           (iv) the effectiveness of the Company's internal audit process (including evaluations of its Senior Accounting Executive and any other relevant personnel).

                  - Review and discuss with the independent auditor (outside of the presence of management)
                  how the independent auditor plans to handle its responsibilities under the Private Securities
                  Litigation Reform Act of 1995, and receive assurance from the auditor that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

                  - Review and discuss with the independent auditor (outside of the presence of management)
                  any problems or difficulties that the auditor may have encountered with management or others and any management letter provided by the auditor and the Company's response to that letter. This review shall include considering:

                           (i) any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information; and

                           (ii) any changes required by the auditor in the scope or performance of the
                           Company's internal audit.

                  - Review and discuss major changes to the Company's auditing and accounting principles and practices as may be suggested by the independent auditor or management.

                  - Discuss with the independent auditor such issues as may be brought to the Audit
                  Committee's attention by the independent auditor pursuant to Statement on Auditing
                  Standards No. 61 (" SAS 61 ").

                  - Based on the Audit Committee's review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by  SAS 61, and (3) with the independent auditor concerning the independent auditor's independence, make a recommendation to the Board as to whether the Company's audited financial statements should be included in the Company's Annual Report on Form 10-K.

                  - Request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, and review and discuss with the independent auditor the independent auditor's independence.

                  - Prepare the Audit Committee report required by Item 306 of Schedule 14A of the Securities
                  Exchange Act of 1934 (or any successor provision) to be included in the Company's annual proxy statement.

         C. UNAUDITED QUARTERLY FINANCIAL STATEMENTS

                  - Review and discuss with management and the independent auditor the Company's quarterly financial statements. Such review shall include discussions by the Chairman of the Audit
                  Committee or the Audit Committee with the independent auditor of such issues as may be brought to the Chairman's or Audit Committee's attention by the independent auditor pursuant to Statement on Auditing Standards No. 71.

         D. MATTERS RELATING TO SELECTION, PERFORMANCE AND INDEPENDENCE OF
              INDEPENDENT AUDITOR

                  - Recommend to the Board the appointment of the independent auditor.

                  - Instruct the independent auditor that the independent auditor's ultimate accountability is to the Board and the Audit Committee.

                  - Evaluate on an annual basis the performance of the independent auditor and, if necessary in the judgment of the Audit Committee, recommend that the Board replace the independent auditor.

                  - Recommend to the Board on an annual basis the fees to be paid to the independent auditor.

                  - Require that the independent auditor provide the Audit Committee with periodic reports regarding the auditor's independence, which reports shall include but not be limited to a formal written statement setting forth all relationships between the independent auditor and the Company or any of its officers or directors. The Audit Committee shall discuss such reports with the independent auditor, and if necessary in the judgment of the Audit Committee, the committee shall recommend that the Board take appropriate action to ensure the independence of the auditor or replace the auditor.

         E. MATTERS RELATING TO THE INDEPENDENCE OF THE AUDIT COMMITTEE

                  - Periodically review the independence of each member of the Audit Committee and promptly bring to the attention of management and the Board any relationships or other matters that may in any way compromise or adversely affect the independence of any member of the Audit Committee or any member's ability to assist the Audit Committee in fulfilling its responsibilities under this Charter, including any such relationship or other matter that may have caused or may in the future cause the
                  Company to fail to comply with the requirements set forth in Rule 4200(a)(15) of the NASD listing standards.

         F. GENERAL

                  - The Audit Committee may be requested by the Board to review or investigate on behalf of the Board activities of the Company or of its employees, including compliance with laws, regulations or
                  Company policies.

                  - Perform such other oversight functions as may be requested by the Board.

                  - In performing its responsibilities, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management and the independent auditor. The Audit Committee shall have the authority to retain special legal, accounting or other professionals to render advice to the committee. The Audit Committee shall have the authority to request that any officer or employee of the Company, the Company's outside legal counsel, the
                  Company's independent auditor or any other professional retained by the Company to render advice to the Company, attend a meeting of the Audit Committee or meet with any members of or advisors to the
                  Audit Committee.

                  - Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the
                  Audit Committee does not have the responsibility of planning or conducting audits of the Company's financial statements or determining whether or not the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. Such responsibilities are the duty of management and, to the extent of the independent auditor's audit responsibilities, the independent auditor. It also is not the duty of the Audit Committee to resolve disagreements, if any, between management and the independent auditor or to ensure compliance with laws, regulations or
                  Company policies.

                                            PROXY SOLICITED FOR ANNUAL MEETING
                                                    OF SHAREHOLDERS OF
                                                THE FIRST BANCSHARES, INC.
                                               TO BE HELD ON APRIL 24, 2003

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned hereby appoints David E. Johnson as Proxy with the power to appoint his substitute and hereby authorizes him to represent the undersigned, and to vote upon all matters that may properly come before the Annual Meeting including the matters described in the Proxy Statement furnished herewith, subject to any directions indicated herein, with full power to vote all shares of common stock of The First Bancshares,
Inc. held of record by the undersigned on March 6, 2003, at the Annual Meeting of Shareholders to be held on
April 24, 2003, or any adjournment(s) thereof.

         IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE FOR EACH NOMINEE LISTED
BELOW AND AT THE DISCRETION OF THE PERSON NAMED ABOVE IN CONNECTION WITH
ANY OTHER BUSINESS PROPERLY COMING BEFORE THE MEETING.

1.       PROPOSAL to elect the eight (8) identified nominees as directors.

            Class I                         Class II                          Class III
            -------                         --------                          ---------
      Gregory H. Mitchell               David E. Johnson               Gerald Claiborne Patch
                                         Trent A. Mulloy
                                         Dawn T. Parker
                                       Andrew D. Stetelman
                                        Ralph T. Simmons
                                       Charles R. Lightsey

        ( )    FOR all nominees                  ( )    WITHHOLD AUTHORITY
               listed (except as marked to              to vote for all nominees
               the contrary)

         (INSTRUCTION: To withhold authority to vote for any individual nominee(s), write that nominees name(s) in the space provided below).

         -------------------------------------------------------------------------------

When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If corporation or partnership, sign in full corporate or partnership name by authorized person.

Signature:_____________________________________________

Signature:_____________________________________________

Dated:__________________________, 2003

                                  Votes must be indicated by an (x) in Black or Blue Ink.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.